Exhibit 11.2

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 20-F of Rogers Wireless Inc., a corporation organized under the laws of Canada (the “Company”) for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on May 16, 2003 and amended by Form 20-F/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1.) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2004	/s/ Nadir H. Mohamed Nadir H. Mohamed President and Chief Executive Officer

Dated: March 16, 2004	/s/ John R. Gossling John R. Gossling Senior Vice President and Chief Financial Officer